UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
Exchange Act of 1934 (Amendment No.     )

Filed by Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to § 240.14a-12

DWS HIGH INCOME OPPORTUNITIES FUND, INC.
(Name of Registrant as Specified in Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

DWS HIGH INCOME OPPORTUNITIES FUND, INC. (“DHG”)
(FORMERLY, DWS DREMAN VALUE INCOME EDGE FUND, INC.)
345 PARK AVENUE
NEW YORK, NEW YORK 10154

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 3, 2011

This is the formal notice for the annual meeting of DHG (the “Fund”). It tells you the matters that will be voted on and the time and place of the annual meeting, in the event you choose to attend in person.

To the stockholders of the Fund:

The annual meeting of the stockholders of the Fund will be held June 3, 2011 at 3:00 p.m. (Eastern time), at the offices of Deutsche Investment Management Americas Inc., 24th Floor, 345 Park Avenue, New York, New York 10154 (the “Meeting”), to consider the following proposal (the “Proposal”):

PROPOSAL: To elect Board Members to the Board of the Fund as outlined below:

(A)	To elect four Class I Board Members to the Board of the Fund, each to hold office until the Fund’s 2014 annual meeting of stockholders and until his or her respective successor has been duly elected and qualifies; and

(B)	To elect four Class III Board Members to the Board of the Fund, each to hold office until the Fund’s 2013 annual meeting of stockholders and until his or her respective successor has been duly elected and qualifies.

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Fund at the close of business on April 8, 2011 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO ELECT EACH BOARD MEMBER NOMINEE.

This notice and the related proxy material are being mailed to stockholders on or about April 29, 2011. This proxy is being solicited on behalf of your Fund’s Board.

By Order of the Board

John Millette
Secretary

April 27, 2011

We urge you to mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the proxy card, we will vote it in accordance with the Board’s recommendation on the Proposal. Your prompt return of the enclosed proxy card (or your voting by telephone or via the Internet) may prevent the necessity and expense of further solicitations. If you have any questions, please call Georgeson Inc., your Fund’s proxy solicitor, at the special toll-free number we have set up for you (866-828-4305), or contact your financial advisor.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp	ABC Corp John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. F/b/o John B. Smith Jr.	John B. Smith
GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

DWS HIGH INCOME OPPORTUNITIES FUND, INC.
PROXY STATEMENT

APRIL 27, 2011

GENERAL

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of DWS High Income Opportunities Fund, Inc. (formerly DWS Dreman Value Income Edge Fund, Inc.), a Maryland corporation (“DHG” or the “Fund”), for use at the annual meeting of the Fund to be held at the offices of Deutsche Investment Management Americas Inc., 24th Floor, 345 Park Avenue, New York, New York 10154 on June 3, 2011 at 3:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which stockholders will be asked to consider the proposal (the “Proposal”). The principal executive address of the Fund is 345 Park Avenue, New York, New York 10154.

This Proxy Statement, along with the enclosed Notice of Annual Meeting of Stockholders and the accompanying proxy card (the “Proxy Card”), is being mailed to stockholders on or about April 29, 2011. It explains what you should know before voting on the matter described herein. Please read it carefully and keep it for future reference.

The term “Board,” as used herein, refers to the board of directors of the Fund. The term “Board Member,” as used herein, refers to a person who serves as a director of the Fund (a “Director”).

The Meeting is being held to consider and to vote on the following Proposal for the Fund, as indicated below and as described more fully herein, and such other matters as properly may come before the Meeting:

PROPOSAL: To elect Board Members to the Board of the Fund as outlined below:

(A)	To elect four Class I Board Members to the Board of the Fund, each to hold office until the Fund’s 2014 annual meeting of stockholders and until his or her respective successor has been duly elected and qualifies; and

(B)	To elect four Class III Board Members to the Board of the Fund, each to hold office until the Fund’s 2013 annual meeting of stockholders and until his or her respective successor has been duly elected and qualifies.

The Board of the Fund recommends that stockholders vote
FOR THE PROPOSAL to elect each Board Member Nominee.

The vote required to approve the Proposal is described under “Proposal- Election of Board Members — Required Vote” and “Additional Information — Quorum and Required Vote.”

The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual Report of the Fund, containing audited financial statements for the applicable fiscal years (the “Report”), previously has been furnished to the Fund’s stockholders. An additional copy of the Report will be furnished without charge upon request by writing to the Fund at 345 Park Avenue, New York, New York 10154, or by calling 1-800-349-4281. Reports also are available on the DWS website at www.dws-investments.com or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL
ELECTION OF BOARD MEMBERS

Stockholders of the Fund are being asked to elect Board Members to the Board of the Fund as described below.

Pursuant to the Fund’s Articles of Amendment and Restatement and Amended and Restated By-Laws, the Board has been divided into three classes with Board Members of each class being elected to serve until the third annual meeting following their election. At the Meeting, four (4) Class I Board Members are to be elected by stockholders of the Fund for a term expiring at the annual meeting of stockholders in 2014 and until their successors are duly elected and qualify. The Class I Board Member nominees standing for election at the Meeting are: Mr. John W. Ballantine, Ms. Dawn-Marie Driscoll, Mr. Kenneth C. Froewiss and Ms. Rebecca W. Rimel.

In addition, at the Meeting, four (4) Class III Board Members are to be elected by stockholders of the Fund for a term expiring at the annual meeting of stockholders in 2013 and until their successors are duly elected and qualify. The Class III Board Member nominees standing for election at the Meeting are: Mr. Henry P. Becton, Jr., Mr. Paul K. Freeman, Mr. William McClayton and Ms. Jean Gleason Stromberg. Class III Board Members of the Fund are being elected at the Meeting because no Class III Board Member nominees received the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon at the Fund’s annual meeting held on May 24, 2010.

The individuals nominated for election as Board Members of the Fund at the Meeting (the “Board Member Nominees”), were nominated by the Fund’s Board. The Board Member Nominees currently serve as Board Members of the Fund, and currently serve as Board Members of other DWS funds advised by Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”).

Effective January 11, 2011, Mr. Ingo Gefeke resigned his Board membership for the Fund. As a result of Mr. Gefeke’s resignation, in order to maintain an equal distribution of Board Members among the classes, at meetings held on March 8-9, 2011, the Board’s Nominating and Governance Committee recommended and the Board approved certain changes to the Board’s class configurations. In order to effect the class changes, at the March 8-9, 2011 meetings, Ms. Driscoll resigned her position as a Class II Board Member and was concurrently appointed by the Fund’s Board as a Class I Board Member.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the Board Member Nominees unless the proxy is marked otherwise. Each of the Board Member Nominees has consented to being named in the Proxy Statement and has agreed to serve as a Board Member of the Fund if elected. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board of the Fund.

Information Concerning the Board’s Nominees

Information is provided below as of April 1, 2011 for the Board Member Nominees for the Fund’s Board. Each of the Board Member Nominees currently serves as a Board Member of the Fund. All of the Board Member Nominees are “non-interested” Board Members, as that term is used in the Investment Company Act of 1940 (“Independent Board Members”). See pages 9-10 for further discussion of the qualifications of the Board’s Class I nominees and Class III nominees.

Class I — Board Members/Nominees to serve until 2014 Annual Meeting of Stockholders:

Position with the
DWS Funds(1)
Name and	Business Experience and	and Length of
Year of Birth	Directorships During the Past 5 Years	Time Served(2)

John W. Ballantine (1946)	Retired; formerly: Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	Board Member since 1999.

Position with the
DWS Funds(1)
Name and	Business Experience and	and Length of
Year of Birth	Directorships During the Past 5 Years	Time Served(2)

Dawn-Marie Driscoll (1946)	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988); Directorships: Trustee, Sun Capital Advisors, Inc. (22 open-end mutual funds advised by Sun Capital Advisors, Inc.) (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	Board Member since 1987.
Kenneth C. Froewiss (1945)	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	Board Member since 2001.
Rebecca W. Rimel (1951)	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to 2007); Director, CardioNet, Inc. (2009-present) (health care); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care (January 2007-June 2007); Trustee, Pro Publica (2007-present) (charitable organization)	Board Member since 1995.

Class III — Board Members/Nominees to serve until 2013 Annual Meeting of Stockholders:

Position with the
DWS Funds(1)
Name and	Business Experience and	and Length of
Year of Birth	Directorships During the Past 5 Years	Time Served(2)

Henry P. Becton, Jr. (1943)	Vice Chair and former President, WGBH Educational Foundation; Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company (medical technology company); Lead Director, Belo Corporation (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	Board Member since 1990.
Paul K. Freeman (1950)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	Board Member since 1993; and Chairperson since 2009.
William McClayton (1944)	Private equity investor (since October 2009); previously: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	Board Member since 2004.

Position with the
DWS Funds(1)
Name and	Business Experience and	and Length of
Year of Birth	Directorships During the Past 5 Years	Time Served(2)

Jean Gleason Stromberg (1943)	Retired; formerly: Consultant (1997-2001); Director, Financial Markets, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	Board Member since 1997.

(1)	Each Class I and Class III Board Member Nominee currently oversees 118 funds in the DWS funds complex.

(2)	The length of time served represents the year in which the Board Member joined the Board of one or more DWS funds currently overseen by the Board.

Information Concerning Continuing Board Members

As noted above, the Board for each Fund is divided into three classes. The terms of Class II Board Members do not expire this year. Information is provided below as of April 1, 2011 for Board Members in Class II. All of the continuing Board Members are Independent Board Members. See pages 9-10 for further discussion of the qualifications of the continuing Board Members.

Class II — Continuing Board Members to serve until 2012 Annual Meeting of Stockholders:

Position with the
DWS Funds(1)
Name and	Business Experience and	and Length of
Year of Birth	Directorships During the Past 5 Years	Time Served(2)

Keith R. Fox (1954)	Managing General Partner, Exeter Capital Partners (a series of private investment funds); Directorships: Progressive International Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	Board Member since 1996.

Position with the
DWS Funds(1)
Name and	Business Experience and	and Length of
Year of Birth	Directorships During the Past 5 Years	Time Served(2)

Richard J. Herring (1946)	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); C-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	Board Member since 1990.
William N. Searcy, Jr. (1946)	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisors, Inc. (since October 1998); formerly: Pension & Savings Trust Officer, Sprint Corporation (telecommunications) (November 1989-September 2003)	Board Member since 1993.
Robert H. Wadsworth (1940)	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	Board Member since 1999.

(1)	Each Class II Board Member, except Mr. Wadsworth, currently oversees 118 funds in the DWS funds complex. Mr. Wadsworth currently oversees 121 funds in the DWS funds complex.

(2)	The length of time served represents the year in which the Board Member joined the Board of one or more DWS funds currently overseen by the Board.

Unless otherwise noted, each Board Member has engaged in the principal occupation(s) noted in the tables above for at least the most recent five years, although not necessarily in the same capacity. The mailing address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

As reported to the Fund, Exhibit A to this Proxy Statement sets forth the dollar range of equity securities and number of shares beneficially owned by each Board Member in the Fund as of April 8, 2011. Exhibit A also sets forth the aggregate dollar range of equity securities beneficially owned by each Board Member in all DWS funds overseen by the Board Member as of April 8, 2011.

The Nominating and Governance Committee of the Fund is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member’s record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a director or trustee of certain of the DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of Fund stockholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:

John W. Ballantine — Mr. Ballantine’s experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of various U.S. and foreign banks.

Henry P. Becton, Jr. — Mr. Becton’s professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll — Ms. Driscoll’s professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.

Keith R. Fox — Mr. Fox’s experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies.

Paul K. Freeman — Dr. Freeman’s professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the Investment Company Institute.

Kenneth C. Froewiss — Dr. Froewiss’ professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.

Richard J. Herring — Dr. Herring’s experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William McClayton — Mr. McClayton’s professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.

Rebecca W. Rimel— Ms. Rimel’s experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.

William N. Searcy — Mr. Searcy’s experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Jean Gleason Stromberg — Ms. Stromberg’s professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and her experience as a director and audit committee member of several major non-profit organizations.

Robert H. Wadsworth — Mr. Wadsworth’s experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his service as a senior executive officer of several mutual funds.

Officers

The officers of the Fund are set forth in Exhibit B hereto.

Compensation of Board Members and Officers

Each Independent Board Member receives compensation from the Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.

Board Members and Fund officers who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

Exhibit C to this Proxy Statement sets forth compensation paid to each Independent Board Member by the Fund for its most recently completed fiscal year and to each Independent Board Member by the DWS funds complex for the calendar year ended December 31, 2010.

Board Structure

The primary responsibility of the Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. If the Board Member Nominees are elected by stockholders, the Board will be comprised of twelve individuals who are Independent Board Members. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. If the Board Member Nominees are elected by stockholders, 100% will be Independent Board Members. Each of the Board Member Nominees that will be considered an Independent Board Member, if elected, has been selected and nominated solely by the current Independent Board Members of the Fund.

The Fund’s Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Board Members review the fees paid to the Advisor and its affiliates for investment advisory services and other services. The Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties. For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel. An Independent Board Member, Dr. Freeman has served as Chairperson of the Board of the Fund since January 1, 2009. He was elected by the other Board Members for an initial three year term ending December 31, 2011.

During calendar year 2010, the Board of the Fund met seven (7) times. Each Board Member attended at least 75% of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2010.

The Board of the Fund provides a process for stockholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833, who will forward it to a specific Board Member if addressed to that Board Member.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of the Fund’s counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendations of the Nominating and Governance Committee. The membership and chair of each committee consists solely of Independent Board Members.

The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the Fund’s affairs. While risk management is the primary responsibility of the Fund’s investment advisor, the Board regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the Fund’s investment advisor and administrator how it monitors and controls such risks.

The Board of the Fund has established the following standing committees: Audit Committee, Nominating and Governance Committee, Contract Committee, Fixed-Income and Quant Oversight Committee, Operations Committee and Dividend Committee (each a “Committee”). The Board also has an Equity Oversight Committee which has no responsibility with respect to the Fund. For each Committee, a written charter setting forth the Committee’s responsibilities was adopted by the Board. The function, membership and number of meetings held in calendar year 2010 for each Committee is discussed below. All Committee members are Independent Board Members.

Audit Committee. The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Fund’s accounting and financial reporting policies and procedures, (3) the Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for a Fund. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The Fund’s Audit Committee is governed by the Audit Committee Charter, which is available at https://www.dws-investments.com/EN/docs/products/Audit_Committee_Charter.pdf. The Fund’s Audit Committee is comprised of only Independent Board Members who are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards applicable to closed-end funds. During the calendar year 2010, the Audit Committee of the Fund’s Board held seven (7) meetings.

For the 2010 fiscal year, the Fund’s Audit Committee reviewed and discussed the audited financial statements with management. The Fund’s Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications With Those Charged With Governance). The Fund’s independent registered public accounting firm provided the Fund’s Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communication with Audit Committees Concerning Independence), and the Fund’s Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence, including the matters described beginning on page 18. Based on its review of the Fund’s financial statements and discussions with management and the independent registered public accounting firm and other written disclosure provided by the independent registered public accounting firm, the Fund’s Audit Committee recommended to the Fund’s Board that the audited financial statements be included in the annual report provided to stockholders for the Fund’s 2010 fiscal year. The current members of the Fund’s Audit Committee are:

William McClayton (Chair)
Kenneth C. Froewiss (Vice Chair)
Henry P. Becton, Jr.
Keith R. Fox
Richard J. Herring
William N. Searcy, Jr.

Nominating and Governance Committee. The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, Board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be considered by the Nominating and Governance Committee for nomination as a Board Member. The Nominating and Governance Committee may take into account a wide variety of factors in considering Board Member candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise, and (vi) the current composition of the Board. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee reviews recommendations by stockholders for candidates for Board positions on the same basis as candidates recommended by other sources. Stockholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833. The Fund’s Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, which is available at https://www.dws-investments.com/EN/docs/products/Nominating_and_Governance_Committee.pdf. The Fund’s Nominating and Governance Committee is comprised of only Independent Board Members who are “independent” as defined in the NYSE listing standards applicable to closed-end funds. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman, Kenneth C. Froewiss and William McClayton. During the calendar year 2010, the Nominating and Governance Committee of the Fund’s Board held seven (7) meetings.

Contract Committee. The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Fund’s financial arrangements with DIMA and its affiliates, and (b) the Fund’s expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), John W. Ballantine, Dawn-Marie Driscoll, Richard J. Herring, Jean Gleason Stromberg and William N. Searcy Jr. During the calendar year 2010, the Contract Committee of the Fund’s Board held six (6) meetings.

Fixed-Income and Quant Oversight Committee. The Fixed-Income and Quant Oversight Committee reviews the investment operations of those funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and Quant Oversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2010, the Fixed-Income and Quant Oversight Committee of the Fund’s Board held six (6) meetings.

Operations Committee. The Operations Committee reviews the administrative operations and general compliance matters of the Fund. The Operations Committee reviews administrative matters related to the operations of the Fund, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Fund’s securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Fund’s Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Dawn-Marie Driscoll (Chair), John W. Ballantine (Vice Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. The members of the Valuation Sub-Committee are John W. Ballantine, Robert H. Wadsworth, Dawn-Marie Driscoll (Alternate), Rebecca W. Rimel (Alternate) and Jean Gleason Stromberg (Alternate). During the calendar year 2010, the Operations Committee held six (6) meetings and the Valuation Sub-Committee held no meetings.

Dividend Committee. The Dividend Committee authorizes dividends and other distributions for those funds, like the Fund, that are organized as series of Maryland corporations. The Dividend Committee meets on an as-needed basis. The members of the Dividend Committee are Kenneth C. Froewiss and Robert H. Wadsworth, with Alternates John W. Ballantine, Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Paul K. Freeman, Richard J. Herring, William McClayton, Rebecca W. Rimel, Jean Gleason Stromberg and William N. Searcy, Jr. The Dividend Committee was formed on November 18, 2010 and during the calendar year 2010 held no meetings.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues. An Ad Hoc Committee of the Fund’s Board, consisting of Paul K. Freeman, Kenneth C. Froewiss and William McClayton, held one meeting during calendar year 2010.

Required Vote

The election of a Board Member Nominee requires the affirmative vote of a majority of the shares outstanding and entitled to vote.

Recommendation of the Board

The Board of your Fund believes that the election of each Board Member Nominee is in the best interests of the Fund. Accordingly, the Board unanimously recommends that stockholders vote FOR the election of each Board Member Nominee as set forth in the Proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including the Independent Board Members, has selected Ernst & Young LLP (“E&Y”) to act as independent registered public accounting firm to audit the books and records of the Fund for the current fiscal year. E&Y has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as the independent registered public accounting firm. E&Y will not be represented at the Meeting.

The following table shows the amount of fees that E&Y billed to (i) the Fund during the Fund’s last two fiscal years; and (ii) DIMA and any entity controlling, controlled by, or under common control with DIMA (collectively, the “DIMA Entities”) that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years. The Fund’s Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund and DIMA Entities

		Audit Related				All Other
	Audit Fees	Fees		Tax Fees		Fees
	Billed to	Billed to(2)		Billed to		Billed to(5)
Fiscal Year Ended			DIMA		DIMA		DIMA
September 30,	Fund(1)	Fund	Entities	Fund(3)	Entities(4)	Fund	Entities

2010	$66,702	$0	$0	$11,500	$307,930	$0	$0
2009	$62,692	$0	$0	$8,549	$420,000	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.

(3)	“Tax Fees” for the Fund were billed for professional services rendered for tax return preparation.

(4)	“Tax Fees” for the DIMA Entities were billed in connection with tax compliance services and agreed upon procedures.

(5)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Non-Audit Services.  The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Fund’s Audit Committee pre-approved all non-audit services that E&Y provided to the DIMA Entities that related directly to the Fund’s operations and financial reporting. The Fund’s Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the DIMA Entities. The Fund’s Audit Committee considered this information in evaluating E&Y’s independence.

Total Non-Audit Fees
Billed to DIMA Entities
(engagements related
	Total Non-	directly to the	Total Non-Audit Fees
	Audit Fees	operations and	Billed to DIMA
	Billed to	financial reporting	Entities (all other
Fiscal Year Ended	Fund	of the Fund)	engagements)	Total of (A), (B)
September 30,	(A)	(B)	(C)	and (C)

2010	$11,500	$307,930	$645,807	$965,237
2009	$8,549	$420,000	$719,000	$1,147,549

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA Entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, the Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the Fund’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Fund’s Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ADDITIONAL INFORMATION

Quorum and Required Vote. Proxies are being solicited from the Fund’s stockholders by the Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR election of all Board Member Nominees and as the persons named in the proxy determine on such other business as may come before the Meeting. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board.

The presence at the Meeting of a majority of the shares outstanding and entitled to vote at the Meeting constitutes a quorum for the Meeting. The tellers will count shares represented by proxies that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

Whether or not a quorum is present, the Meeting may be adjourned from time to time (with respect to any one or more matters) by the chairman of the Meeting without notice other than announcement at the Meeting at which the adjournment is taken. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the stockholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares of stock present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. On any adjournment put to a stockholder vote, the persons named as proxies on the enclosed proxy card will exercise their best judgment to vote as they deem to be in the best interests of stockholders. Unless a proxy is otherwise limited in this regard, any shares of stock present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournment will subject the Fund to additional expenses. An adjournment may not extend beyond a date 120 days after the Record Date (defined below).

Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The election of a Board Member Nominee requires the affirmative vote of a majority of the shares outstanding and entitled to vote. Abstentions and broker non-votes will have the effect of a vote against the Proposal.

Record Date and Method of Tabulation. Stockholders of record at the close of business on April 8, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As of the Record Date, shares of the Fund were issued and outstanding as follows:

Fund Name	Shares Outstanding

DHG	17,200,799.19

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting.

Deutsche Bank Voting.  Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) will vote any shares in accounts as to which Deutsche Bank Trust has voting authority, and shares in any other accounts as to which Deutsche Bank Trust is the agent of record, which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Fund over which it has investment discretion in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank Trust will vote shares of the Fund for which it is the owner of record but does not have investment discretion, which are not otherwise represented in person or by proxy at the Meeting, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Meeting. This practice is commonly referred to as “mirror” or “echo” voting. Deutsche Bank Trust and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership and Solicitation of Proxies. As of the Record Date, the Fund knows of no person who owns more than 5% of any of the outstanding shares of a class of the Fund, except as follows:

	Amount of Shares	Percentage
Shareholder Name and Address	Owned	Owned

Western Investment LLC(1) 7050 S. Union Park Center, Suite 590 Midvale, UT 84047	957,736	5.3%

(1)	This information is based exclusively on information provided by such entity on Schedule 13D/A filed with the SEC with respect to DHG on December 1, 2010.

Collectively, the Board Members and executive officers of the Fund own less than 1% of the Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Proxy Costs. In addition to solicitations by mail, solicitations also may be made by telephone, through the Internet or in person by officers or employees of the Fund and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Georgeson Inc. has been engaged to assist in the solicitation of proxies for the Fund at an estimated cost of $6,000 plus reimbursement for out-of-pocket expenses. However, the exact cost will depend on the amount and types of services rendered. If the stockholders record votes by telephone or through the Internet, the proxy solicitor will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the stockholder may still submit the Proxy Card(s) originally sent with this Proxy Statement or attend in person. Should stockholders require additional information regarding the proxy or replacement Proxy Card(s), they may call Georgeson Inc. toll-free at 866-828-4305. Any proxy given by a stockholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of Georgeson Inc. if their votes have not yet been received.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Fund will pay the costs of solicitation, including (a) the printing and mailing of this Proxy Statement and the accompanying materials. (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s shares, (c) payment to Georgeson Inc. for its services in soliciting proxies and (d) supplementary solicitations to submit proxies.

One Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, stockholders should call 800-349-4281 or write to the Fund at 345 Park Avenue, New York, New York 10154.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated Proxy Card that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a proxy previously given.

Section 16 Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund’s officers and Board Members, DIMA, affiliated persons of DIMA and persons who own more than ten percent of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-

end reports were required for those persons, the Fund believes that during the fiscal year ended September 30, 2010, all filings were timely, except that John Caruso, the AML Compliance Officer, filed a late Form 3. This filing related solely to such individual’s designation as a Reporting Person and did not relate to any transactions.

Investment Manager. Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154, serves as the Fund’s Advisor and Administrator pursuant to separate Investment Management and Administrative Services Agreements.

Deutsche Asset Management (“DeAM”) is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. DWS Investments is part of Deutsche Bank’s Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Fund’s current bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current bylaws generally must be delivered to the Secretary of the Fund at the following address: One Beacon Street, Boston, MA 02108. The Fund’s bylaws provide that, to be considered timely, such written notice must be delivered not later than 120 days nor earlier than 150 days prior to the first anniversary of the date on which the notice of the preceding year’s annual meeting was first given to stockholders; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, if the Fund’s 2012 Annual Meeting is held within 30 days before or after June 3, 2012, a stockholder nomination or proposal intended to be considered at the 2012 Annual Meeting must be received by the Secretary of the Fund on or after December 1, 2011, and on or prior to December 31, 2011. The Fund’s advance notice requirements are set forth in Exhibit D. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s 2012 proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, the Fund must receive it on or before December 29, 2011. All nominations and proposals must be in writing and must conform to the requirements of the bylaws of the Fund. The timely submission of a proposal does not guarantee that it will be considered at the applicable annual meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth therein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT GEORGESON INC. AT 866-828-4305.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 3, 2011:

The Notice of Meeting, Proxy Statement and Proxy Card are available at http://www.edocumentview.com/DHG_MTG.

EXHIBIT A

BOARD MEMBER SHARE OWNERSHIP

As of April 8, 2011, the Board Members and the officers of the Fund as a whole owned less than 1% of the outstanding shares of the Fund.

The following tables show the dollar range of equity securities beneficially owned and the amount of shares beneficially owned by each Board Member in the Fund as of April 8, 2011.

Under its Board Governance Policies, the Board has established the expectation that within three years of becoming a Board Member, a Board Member will have invested in the aggregate at least $200,000 in the DWS Funds. Each Board Member owns over $200,000 of shares on an aggregate basis in all DWS funds overseen by the Board Member as of April 8, 2011.

Dollar Range of Securities Beneficially Owned

Independent Board Members
	John W.	Henry P.	Dawn-Marie	Keith R.	Paul K.	Kenneth C.	Richard J.	William	Rebecca W.	William N.	Jean Gleason	Robert H.
Fund Name	Ballantine	Becton, Jr.	Driscoll	Fox	Freeman	Froewiss	Herring	McClayton	Rimel	Searcy, Jr.	Stromberg	Wadsworth

DWS High Income Opportunities Fund	0	$1-10,000	$1-$10,000	0	0	$10,001-$50,000	0	$10,001-$50,000	0	0	0	$10,001-$50,000
Aggregate Dollar Range of Equity Securities Owned in All DWS Funds Overseen by the Nominee/Board Member	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000	Over $200,000

Amount of Shares Beneficially Owned
Independent Board Members
	John W.	Henry P.	Dawn-Marie	Keith R.	Paul K.	Kenneth C.	Richard J.	William	Rebecca W.	William N.	Jean Gleason	Robert H.
Fund Name	Ballantine	Becton, Jr.	Driscoll	Fox	Freeman	Froewiss	Herring	McClayton	Rimel	Searcy, Jr.	Stromberg	Wadsworth

DWS High Income Opportunities Fund	0	500	340	0	0	1,000	0	2,000	0	0	0	2,500

A-1

EXHIBIT B

OFFICERS

Unless otherwise indicated, the address of each officer below is One Beacon Street, Boston, Massachusetts 02108.

Name, Year of Birth,
Position(s) with the
Fund and Length of
Time Served(5)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held

Michael G. Clark (1965) President, 2006 — present(1)(3)	Managing Director(2), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette (1962) Vice President and Secretary, 1999 — present(1)	Director(2), Deutsche Asset Management

Paul H. Schubert (1963) Chief Financial Officer, 2004 — present Treasurer, 2005 — present(1)(3)	Managing Director(2), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson (1962) Chief Legal Officer, 2010 — present	Managing Director(2), Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)

Rita Rubin (1970) Assistant Secretary, 2009 — present(1)(4)	Director(2), Deutsche Asset Management (since 2011; Vice President and Counsel, 2007-2011); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)

Paul Antosca (1957) Assistant Treasurer, 2007 — present(1)	Director(2), Deutsche Asset Management (since 2006); formerly Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Jack Clark (1967) Assistant Treasurer, 2007 — present(1)	Director(2), Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)

B-1

Name, Year of Birth,
Position(s) with the
Fund and Length of
Time Served(5)	Principal Occupation(s) During the Past 5 Years and Other Directorships Held

Diane Kenneally (1966) Assistant Treasurer, 2007 — present(1)	Director(2), Deutsche Asset Management

Robert Kloby (1962) Chief Compliance Officer, 2006 — present(1)(4)	Managing Director(2), Deutsche Asset Management

John Caruso (1965) Anti-Money Laundering Compliance Officer, 2010 — present(1)(4)	Managing Director(2), Deutsche Asset Management

(1)	As a result of their respective positions held with DIMA, these individuals are considered “interested persons” of the Funds within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(2)	Executive title, not a board directorship.

(3)	Address: 100 Plaza One, Jersey City, New Jersey 07311.

(4)	Address: 60 Wall Street, New York, New York 10005.

(5)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

B-2

EXHIBIT C

BOARD MEMBER COMPENSATION

The table below shows (i) the compensation paid to each Board Member by the Fund for its most recently completed fiscal year and (ii) the total compensation received by the Board Member from the DWS fund complex for the calendar year ended December 31, 2010. No Board Member of the Fund receives pension or retirement benefits from the Fund.

	Independent Board Members
	John W.	Henry P.	Dawn-Marie	Keith R.	Paul K.	Kenneth C.	Richard J.	William	Rebecca	William N.	Jean Gleason	Robert H.
Fund Name	Ballantine	Becton, Jr.	Driscoll	Fox	Freeman	Froewiss	Herring	McClayton	W. Rimel	Searcy, Jr.	Stromberg	Wadsworth

DWS High Income Opportunities Fund	$872	$872	$872	$827	$1,218	$827	$827	$902	$827	$872	$827	$902
Total Compensation from Fund Complex(1)	$255,000	$255,000	$255,000	$240,000	$365,000 (2)	$240,000	$240,000	$265,000	$240,000	$255,000	$240,000	$303,500

(1)	The fund complex was composed of 125 funds as of December 31, 2010.

(2)	Includes $125,000 in annual retainer fees received by Dr. Freeman as Chairperson of DWS funds.

C-1

EXHIBIT D

ADVANCE NOTICE REQUIREMENTS FOR
DWS HIGH INCOME OPPORTUNITIES FUND, INC.

The following is an excerpt from the Amended and Restated By-Laws for DWS High Income Opportunities Fund, Inc. The excerpt is qualified in its entirety by the complete Amended and Restated By-Laws for DWS High Income Opportunities Fund, Inc. Any terms not defined herein have the meaning set forth in the Amended and Restated By-Laws.

9.11	Advance Notice of Shareholder Nominees for Directors and Other Shareholder Proposals.

(a)	Annual Meetings of Shareholders.

(1)	Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the Shareholders may be made at an annual meeting (i) pursuant to the Corporation’s notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws, (ii) by or at the direction of the Board of Directors or (iii) by any Shareholder of the Corporation if such Shareholder (A) can demonstrate to the Corporation record ownership of shares of the Corporation’s stock, both as of the time the Shareholder Notice (as defined below) was delivered to the Secretary of the Corporation as provided in paragraph (2) of this Section 9.11(a) and at the time of the annual meeting, (B) is entitled to vote the applicable shares at the meeting and (C) has complied with the procedures set forth in this Section 9.11(a). The requirements of this Section 9.11 shall apply to any business to be brought before an annual meeting by a Shareholder whether such business is to be included in the Corporation’s proxy statement pursuant to Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the 1934 Act, presented to Shareholders by means of an independently financed proxy solicitation or otherwise presented to Shareholders.

(2)	For nominations or other business to be properly brought before an annual meeting by a Shareholder pursuant to clause (iii) of paragraph (a)(1) of this Section 9.11, the Shareholder must have given timely notice thereof in writing to the Secretary of the Corporation (a “Shareholder Notice”) and such other business must otherwise be a proper matter for action by the

Shareholders. To be timely, a Shareholder Notice shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date on which notice of the prior year’s annual meeting was first given to Shareholders; provided, however, that in the event that the date of the annual meeting set forth in a notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, the Shareholder Notice, to be timely, must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any postponement or adjournment of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice. To be in proper form, a Shareholder Notice (whether given pursuant to this Section 9.11(a)(2) or Section 9.11(b)) shall: (i) set forth as to each individual whom the Shareholder proposes to nominate for election or reelection as a director, (A) the name, age, date of birth, nationality, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Corporation that are owned of record or beneficially by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such Shareholder believes any such individual is, or is not, an “interested person” of the Corporation, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to make such determination, (E) all other information relating to such individual that would be required to be disclosed in a proxy statement or otherwise required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act and the rules and regulations thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (F) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such Shareholder and any Shareholder Associated Person (as defined below), if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the Shareholder making the nomination and any Shareholder Associated Person, or any affiliate or associate thereof or Person acting in concert therewith, were the “registrant” for purposes of such Item and the nominee were a director or executive officer of such registrant; (ii) if the Shareholder Notice relates to any business other than a nomination of a director or directors that the Shareholder proposes to bring before the meeting, set forth (A) a brief description of the business desired to be brought before the meeting, the reasons for proposing such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder and any Shareholder Associated Person therefrom and (B) a description of all agreements, arrangements and understandings between such Shareholder and such Shareholder Associated Person, if any, and any other Person or Persons (including their names) in connection with the proposal of such business by such Shareholder; (iii) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the class, series and number of all shares of stock of the Corporation which are, directly or indirectly, owned beneficially and of record by such Shareholder and by such Shareholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such Shareholder and by any such Shareholder Associated Person, (B) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or settlement payment date or mechanism at a price related to any class or series of shares of the

Corporation or with value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder and by such Shareholder Associated Person, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding or relationship pursuant to which such Shareholder and such Shareholder Associated Person, if any, has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of this Section 9.11(a)(2), a Person shall be deemed to have a short interest in a security if such Person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially by such Shareholder or Shareholder Associated Person, if any, that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in the shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership or other entity in which such Shareholder or Shareholder Associated Person, if any, is a general partner or holds a similar position or, directly or indirectly, beneficially owns an interest in a general partner or entity that holds a similar position, (G) any performance-related fees (other than an asset-based fee) that such Shareholder or Shareholder Associated Person, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of the Shareholder Notice, including without limitation any such interest held by members of such Shareholder’s or Shareholder Associated Person’s, if any, immediate family sharing the same household (which information shall be supplemented by such Shareholder or Shareholder Associated Person, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date) and (H) any other derivative positions held of record or beneficially by the

Shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to mitigate or otherwise manage benefit, loss or risk of share price changes or to increase or decrease the voting power of, such Shareholder or any Shareholder Associated Person with respect to the Corporation’s securities; (iv) set forth, as to the Shareholder giving the Shareholder Notice and any Shareholder Associated Person, (A) the name and address of such Shareholder as they appear on the Corporation’s stock ledger and current name and address, if different, and of such Shareholder Associated Person and (B) any other information relating to such Shareholder and Shareholder Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Regulation 14A (or any successor provision) under the 1934 Act and the rules and regulations thereunder; (v) set forth, to the extent known by the Shareholder giving the Shareholder Notice, the name and address of any other Shareholder or beneficial owner of shares of the Corporation’s stock supporting the nominee for election or reelection as a director or the proposal of other business on the date of the applicable Shareholder Notice; (vi) with respect to each nominee for election or reelection as a director, be accompanied by a completed and signed questionnaire, representation and agreement required by Section 9.12 of these Bylaws; (vii) set forth any material interest of the Shareholder providing the Shareholder Notice, or any Shareholder Associated Person, in the matter proposed (other than as a Shareholder of the Corporation); and (viii) include a representation that the Shareholder or an authorized representative thereof intends to appear in person at the meeting to act on the matter(s) proposed. With respect to the nomination of an individual for election or reelection as a director pursuant to Section 9.11(a)(1)(iii), the Corporation may require the proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable Shareholder’s understanding of the independence, or lack thereof, of such nominee. If a nominee fails to provide such written information within five Business Days, the information requested may be deemed by the Board of Directors not to have been provided in accordance with this Section 9.11.

(3)	Notwithstanding anything in the second sentence of subsection (a)(2) of this Section 9.11 to the contrary, in the event the Board of Directors increases the number of directors and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Shareholder Notice required by this Section 9.11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(4)	For purposes of this Section 9.11, “Shareholder Associated Person” of any Shareholder shall mean (i) any Person controlling, directly or indirectly, or acting in concert with, such Shareholder, including any beneficial owner of the Corporation’s securities on whose behalf a nomination or proposal is made, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such Shareholder and (iii) any Person controlling, controlled by or under common control with such Shareholder Associated Person. For purposes of the definition of Shareholder Associated Person, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) has the same meaning as in Rule 12b-2 under the 1934 Act.

(b)	Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws. Nominations of individuals for election to the Board of Directors may be made at a special meeting of Shareholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting given by the Secretary of the Corporation pursuant to Section 9.5 of these Bylaws, (ii) by or at the direction of the Board of Directors or (iii) provided that the

Board of Directors has determined that directors shall be elected at such special meeting, by any Shareholder of the Corporation if such Shareholder (A) can demonstrate to the Corporation record ownership of such shares both as of the time the Shareholder Notice was delivered to the Secretary of the Corporation as provided in Section 9.11(a)(2) of these Bylaws and at the time of the special meeting, (B) is entitled to vote the applicable shares at the special meeting and (C) has complied with the procedures set forth in this Section 9.11 as to such nomination. In the event that a special meeting of Shareholders is called for the purpose of electing one or more individuals to the Board of Directors, any Shareholder may nominate an individual or individuals (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the Shareholder Notice required by paragraph (2) of Section 9.11(a) of these Bylaws shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting of Shareholders and not later than 5:00 p.m., Eastern Time, on the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting of Shareholders is less than 100 days prior to the date of such special meeting, the tenth day following the day on which public announcement is first made of the date of the special meeting of Shareholders and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any postponement or adjournment of a special meeting of Shareholders, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of a Shareholder Notice.

(c)	General.

(1)	Upon written request by the Secretary or the Board of Directors or any committee thereof, any Shareholder proposing a nominee for election as a director or any proposal for other business at a meeting of Shareholders shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), written verification, satisfactory, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the Shareholder pursuant to this Section 9.11. If a Shareholder fails to provide such written verification within such period, the information as to which written verification was requested may be deemed by the Board of Directors not to have been provided in accordance with this Section 9.11. Notwithstanding anything herein to the contrary, the

Corporation shall have no obligation to inform a Shareholder of any defects with respect to the timing or substance of a Shareholder Notice or give such Shareholder an opportunity to cure any defects.

(2)	Only such individuals who are nominated in accordance with the procedures set forth in this Section 9.11 shall be eligible for election by Shareholders as directors, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. Except as otherwise provided by law, the charter of the Corporation or these By-laws, the chairman presiding over the meeting of Shareholders shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the charter or these Bylaws and, if any proposed nomination or business is not in compliance with the procedures set forth in the charter and these Bylaws, to declare that such defective proposal or nomination shall be disregarded. Any determination by the chairman presiding over a meeting of Shareholders shall be binding on all parties.

(3)	For purposes of this Section 9.11, “public announcement” shall mean disclosure (i) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or comparable news service, (ii) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the 1934 Act or the 1940 Act and the rules and regulations promulgated thereunder or (iii) on a Web site accessible to the public maintained by the Corporation or by its investment manager or an affiliate of such investment manager with respect to the Corporation.

(4)	Notwithstanding the foregoing provisions of this section 9.11, a shareholder shall also comply with all applicable law, including, without limitation, requirements of state law and of the 1934 Act and rules and regulations promulgated thereunder with respect to the matters set forth in this section 9.11. Nothing in this section 9.11 shall be deemed to affect any right of the holders of any class or series of the Corporation’s preferred stock (if any) if and to the extent provided under law, the charter of the Corporation or these Bylaws.

. MMMMMMMMMMMM DWS HIGH INCOME OPPORTUNITIES FUND, INC. MMMMMMMMMMMMMMM C123456789 IMPORTANT ANNUAL MEETING INFORMATION 000004 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE SACKPACK 000000000.000000 ext 000000000.000000 ext MMMMMMMMM 000000000.000000 ext 000000000.000000 ext MR A SAMPLE Electronic Voting Instructions DESIGNATION (IF ANY) You can vote by Internet or telephone! ADD 1 Available 24 hours a day, 7 days a week! ADD 2 ADD 3 Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. ADD 4 ADD 5 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. ADD 6 Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 2, 2011. Vote by Internet • Log on to the Internet and go to http://proxy.georgeson.com/ • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 1234 5678 9012 345 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Proposal — THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL BOARD MEMBER NOMINEES. 1. Election of Board Members: + Class I: 01 — John W. Ballantine 02 — Dawn-Marie Driscoll 03 — Kenneth C. Froewiss 04 - Rebecca W. Rimel Class III: 05 — Henry P. Becton, Jr 06 — Paul K. Freeman 07 — William McClayton 08 - Jean Gleason Stromberg Mark here to vote Mark here to WITHHOLD For All EXCEPT — To withhold authority to vote for any FOR all nominees vote from all nominees nominee(s), write the name(s) of such nominee(s) below. B Non-Voting Items Change of Address — Please print new address below. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET. NOTE: PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMM1 U P X 1 1 5 5 5 3 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 01BX4D

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 3, 2011: The Notice of Meeting, Proxy Statement and Proxy Card are available at https://www.envisionreports.com/DHG_MTG 3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 PROXY — DWS HIGH INCOME OPPORTUNITIES FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 3, 2011 The undersigned hereby appoints John Millette, Caroline Pearson and Rita Rubin, in any capacity, with full power of substitution as proxy or proxies of the undersigned, to vote all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Deutsche Investment Management Americas Inc., 24th Floor, 345 Park Avenue, New York, New York 10154 on June 3, 2011, at 3:00 p.m., Eastern time, and at any and all adjournment(s) or postponement(s) thereof. This proxy will be governed and construed in accordance with the laws of the State of Maryland, and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Maryland and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy is solicited on behalf of the Board of DWS High Income Opportunities Fund, Inc. ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE RELATED PROXY STATEMENT IS HEREBY ACKNOWLEDGED. (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)